                                                         Pursuant to Rule 497(e)
                                                        Registration No. 2-92665


                                    [GRAPHIC]




Prospectus

July 29, 2003


Excelsior Funds, Inc.

Value and Restructuring Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company, N.A.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] EXCELSIOR FUNDS
  Advised by U.S. TRUST

Table of Contents

Excelsior Funds, Inc. is a mutual fund that offers shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Value and Restructuring Fund (the Fund) that you should know before investing. The Value and Restructuring Fund offers two classes of shares:
Shares, which are offered in this prospectus, and Institutional Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and returns of the Fund. For more detailed information about the Fund, please see:

                                                                       Page
    Value And Restructuring Fund................................          5
    More Information About Risk.................................          8
    More Information About Fund Investments.....................          9
    Investment Adviser..........................................         10
    Portfolio Manager...........................................         11
    Purchasing, Selling And Exchanging Fund Shares..............         12
    Dividends And Distributions.................................         17
    Taxes.......................................................         17
    Financial Highlights........................................         19
    How to Obtain More Information About Excelsior Funds........ Back Cover

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Introduction --
Risk/Return

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks for reaching that goal. The investment advisers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser's Equity Investment Philosophy:
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser") manage the Fund's investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with "longer-term investment themes" to assess the investment potential of individual companies. Specific investment selection is a "bottom-up" approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

   Value:
   This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, compar-

                                                                             3

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   ing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

   Growth:
   This long-term strategy consists of buying and holding equity securities of companies that the Adviser believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

   Themes:
   To complete the Adviser's investment philosophy in managing the Fund, the investment strategies discussed above are applied in concert with longer-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these longer-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

4

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                                    [GRAPHIC]




Value and Restructuring Fund


  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Investing in common stocks of companies which the Adviser believes are undervalued by the market and whose share prices are expected to benefit from the value created through restructuring or industry consolidation

  Investor Profile Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to bear the risks of investing in equity securities

Investment Objective
The Value and Restructuring Fund seeks long-term capital appreciation by investing in companies which will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Investment Strategy of the Value and Restructuring Fund
The Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company's assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks of Investing in the Value and Restructuring Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or

                                                                             5

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extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that equity securities of issuers expected to experience a restructuring or business combination may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]


 1993   1994    1995    1996    1997    1998    1999   2000    2001      2002
------  -----  ------  ------  ------  ------  ------  -----   -----    -----
39.95%  2.60%  38.80%  25.05%  33.56%  10.32%  41.97%  7.21%  -4.96%   -23.32%




                           Best Quarter Worst Quarter
                              28.03%      (20.46)%
                            (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2003 was 18.19%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                1 Year 5 Years 10 Years
-------------------------------------------------------
Value and Restructuring Fund
  Return Before Taxes         (23.32)%  4.12%   15.08%
  Return After Taxes in
   Distributions              (23.47)%  3.81%   14.46%
  Return After Taxes
   in Distributions and
   Sale of Fund Shares        (14.31)%  3.22%   12.82%
  Russell 1000 Value Index
   (reflects no deduction for
   fees, expenses, or taxes)* (15.52)%  1.16%   10.81%

* The Russell 1000 Value Index is an unmanaged index composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 of the largest U.S. companies by market capitalization.

6

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What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                             0.60%
Other Expenses                                              0.53%
------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.13%
 Fee Waivers and Expense Reimbursements                   (0.14)%*
------------------------------------------------------------------
 Net Annual Fund Operating Expenses                         0.99%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.99%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
---------------------------------
   $101   $345    $609    $1,362

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More Information About Risk

Equity Risk
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Small Cap Risk
The smaller capitalization companies in which the Fund may invest, which generally have market capitalizations up to $1.5 billion, may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

Mid Cap Risk
The medium capitalization companies in which the Fund may invest, which generally have market capitalizations between $1.5 billion and $5 billion, may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Technology Risk
The Fund may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Fund invests in issuers con-ducting business in the technology market sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party

8

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manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, the Fund's investment in technology companies may subject it to more volatile price movements.

Foreign Security Risks
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk
  Investments in foreign securities denominated in foreign currencies involve additional risks, including:

  . The Fund may incur substantial costs in connection with conversions between various currencies.

  . Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information.

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The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund's objective. The Fund may not achieve its goal when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served 8.0 million active accounts with $798.2 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On March 31, 2003, U.S. Trust had approximately $79 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street,

10

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New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich,
Connecticut.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2003, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, at the rate of 0.49%.

For the period commencing on the date of this Prospectus and ending on March 31, 2004, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Fund's net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2004. In addition, the agreement will renew automatically for the Fund's next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60-days prior to the beginning of the Funds' next fiscal year.

Portfolio Manager
David J. Williams and Timothy Evnin serve as the Value and Restructuring Fund's portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund's portfolio. He has served as the Fund's portfolio manager or co-manager since the Fund's inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. Evnin, a Managing Director and Senior

                                                                             11

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Portfolio Manager in the Personal Wealth Management Group, has been with U.S.
Trust since 1987. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell and exchange shares of the Fund.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the Fund on the check. The Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA #011000028
DBA #99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

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The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

The Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase request in good order before 4:00 p.m., Eastern time.

How We Calculate NAV
NAV for one Fund share is the value of that share's portion of all of a Fund's assets less that share's portion of all of a Fund's liabilities.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

The Fund may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500

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($250 for IRAs) in the Fund. Your subsequent investments must be made in amounts of at least $50. The Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone,
..  Systematic Withdrawal Plan, or
..  Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting the Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).


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The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
The Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Fund's Statement of Additional Information.

How to Exchange Your Shares
You may exchange your Shares on any Business Day for Shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we

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deem that such exchange would not be in the best interests of the Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine, provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services
The Fund is permitted to pay a fee of up to 0.25% of its average daily net assets to certain organizations for providing shareholder and administrative services to its customers who hold shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements and other administrative services.

16

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Distribution of Fund Shares
The Fund's distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Fund. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
The Fund distributes dividends from its income quarterly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
The Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from the Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another

                                                                             17

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Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund's Statement of Additional
Information.

18

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Financial Highlights
The table that follows presents performance information about shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).

VALUE AND RESTRUCTURING FUND

                                                             Year Ended March 31,
                                           --------------------------------------------------------
                                                 2003        2002        2001        2000      1999
                                           ----------  ----------  ----------  ----------  --------
Net Asset Value, Beginning of Year........ $    32.63  $    30.69  $    33.89  $    23.88  $  23.79
                                           ----------  ----------  ----------  ----------  --------
Income From Investment Operations
  Net Investment Income...................       0.17        0.08        0.60        0.07      0.13
  Net Gains (Losses) on Investments (both
   realized and unrealized)...............      (9.01)       1.94       (3.21)      10.03      0.21
                                           ----------  ----------  ----------  ----------  --------
Total From Investment Operations..........      (8.84)       2.02       (2.61)      10.10      0.34
                                           ----------  ----------  ----------  ----------  --------
Less Distributions
  Dividends From Net Investment
   Income.................................      (0.13)      (0.08)      (0.59)      (0.09)    (0.11)
  Distributions From Net Realized Gain on
   Investments............................       0.00        0.00        0.00        0.00     (0.14)
                                           ----------  ----------  ----------  ----------  --------
Total Distributions.......................      (0.13)      (0.08)      (0.59)      (0.09)    (0.25)
                                           ----------  ----------  ----------  ----------  --------
Net Asset Value, End of Year.............. $    23.66  $    32.63  $    30.69  $    33.89  $  23.88
                                           ==========  ==========  ==========  ==========  ========
Total Return..............................   (27.13)%       6.60%     (7.74)%      42.41%     1.48%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).  $1,558.72   $2,408.05   $1,822.71   $1,207.24   $594.62
  Ratio of Net Operating Expenses to
   Average Net Assets.....................      0.99%       0.94%       0.95%       0.90%     0.93%
  Ratio of Gross Operating Expenses to
   Average Net Assets1....................      1.12%       1.02%       1.02%       1.03%     1.07%
  Ratio of Net Investment Income to
   Average Net Assets.....................      0.65%       0.27%       1.66%       0.25%     0.59%
  Portfolio Turnover Rate.................      16.0%        8.0%       15.0%       20.0%     43.0%

--------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company, N.A.
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)
The SAI dated July 29, 2003 includes detailed information about
Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Fund's investments. The Annual Report also lists the Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, Inc., P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s Investment Company Act registration number is 811-4088.

PROV&R0703